                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 24, 1997



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)




          MARYLAND                     1-9106                  23-2413352
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             file number)         Identification Number)



             10 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)



                                Page 1 of 6 pages


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 24, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired a portfolio of five office buildings (collectively, the "Acquired Properties") containing an aggregate of approximately 290,000 net rentable square feet, as more fully described below:

                  1. 1120 Executive Plaza, Mt. Laurel, New Jersey, containing approximately 95,124 net rentable square feet. As of January 24, 1997, this property was 95.44% leased to seven (7) tenants at an average annual rental per leased square foot of $16.38.

                  2. 1000 Howard Boulevard, Mt. Laurel Corporate Park, Mt. Laurel, New Jersey, containing approximately 105,312 net rentable square feet. As of January 24, 1997, this property was 99.56% leased to four (4) tenants at an average annual rental per leased square foot of $20.56.

                  3. Building 2, Executive Court Business Park, Evesham Township, New Jersey, containing approximately 37,517 net rentable square feet. As of January 24, 1997, this property was 95.07% leased to twelve (12) tenants at an average annual rental per leased square foot of $14.59.

                  4. Building 4A, Executive Court Business Campus, Evesham Township, New Jersey, containing approximately 24,687 net rentable square feet. As of January 24, 1997, this property was 90.61% leased to six (6) tenants at an average annual rental per leased square foot of $11.30.

                  5. Building 4(B), Executive Court Business Campus, Evesham, New Jersey, containing approximately 26,982 net rentable square feet. As of January 24, 1997, this property was 82.84% leased to two (2) tenants at an average annual rental per leased square foot of $10.59.

                  The net purchase price for the Acquired Properties totaled $31,299,721. The Operating Partnership paid the purchase price as follows: (i) $7,000,000 was paid through a borrowing under the revolving credit facility previously established with Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A., (ii) $12,156,557.72 was paid through an assumption by the Operating Partnership of mortgage indebtedness encumbering 1120 Executive Plaza and 1000 Howard Boulevard, Mt. Laurel Corporate Park, held by Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), and (iii) the balance, including closing expenses, was paid with existing cash reserves.

                  The debt held by Sun Life encumbering 1120 Executive Plaza carried an outstanding principal balance of $6,137,968 as of January 24, 1997, with principal and accrued interest paid through December 31, 1996; the next installment of principal and interest being due

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
February 1, 1997. Interest is payable at the contract rate of 9.875% per annum, with monthly installments of principal and interest payable in the amount of $69,353 each. The loan matures on March 1, 2002, and requires the payment of a specified premium for prepayment.

                  The debt held by Sun Life encumbering 1000 Howard Boulevard, Mt. Laurel Corporate Park carried an outstanding principal balance of $6,018,589 as of January 24, 1997, with principal and accrued interest paid through December 31, 1996, the next installment of principal and interest being due February 1, 1997. Interest is payable at the contract rate of 9.25% per annum, with monthly installments of principal and interest payable in the amount of $66,897 each. The loan matures on November 1, 2004 and requires the payment of a specified premium for prepayment. The Operating Partnership's assumption of the aforesaid debt was specifically approved by Sun Life.

                  In consideration for purchasing the Acquired Properties, the Company also acquired from MLCP Associates Limited Partnership an option to acquire a parcel of land containing approximately 8 acres, located in the Mt. Laurel Corporate Park, Mt. Laurel, New Jersey, immediately adjacent to the 1000 Howard Boulevard property described above. The purchase price for the option property is $1,000,000, and the option may be exercised at any time during the Initial Option Period which expires July 23, 1999. The Operating Partnership has the right to extend the Option Period until June 30, 2000, by paying an extension fee of $100,000, and upon such other terms and conditions as are set forth in the Option Agreement dated as of January 24, 1997. The Option Property is currently unimproved.

                  The sellers of the Acquired Properties, 1120 Associates Limited Partnership, a Delaware limited partnership, by Palomino Corporation, its general partner, MLCP Associates Limited Partnership, a Delaware limited partnership, by MLCP General Corporation, its general partner, and Executive Court Associates Limited Partnership, a Delaware limited partnership, by Palomino Corporation, its general partner, are parties unaffiliated with the Company and the Operating Partnership. The purchase price for the Acquired Properties was determined by arm's-length negotiation between the Company and the sellers.


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
                  The table set forth below shows certain information regarding rental rates and lease expirations for the Acquired Properties.

                           Scheduled Lease Expirations
                            (The Acquired Properties)

             Number of Leases         Rentable Square
              Expiring Within       Footage Subject to         Final Annualized Base           Percentage of Total Final
 Year of        the Year at              Expiring              Rent From Acquired             Annualized Base Rent From
  Lease           Acquired           Leases at Acquired              Properties                    Acquired Properties
Expiration     Properties(1)             Properties           Under Expiring Leases(2)            Under Expiring Leases
----------    -------------             ----------           ------------------------            ---------------------
1997                 6                    54,007                      998,887                           21.06%
1998                 5                     7,919                       90,949                            1.92%
1999                 5                    14,493                      160,401                            3.38%
2000                 6                   137,021                    2,432,347                           51.27%
2001                 7                    23,209                      288,133                            6.07%
2002                 2                    13,306                      268,110                            5.65%
2003
2004
2005
2006 and             1                    26,070                      504,976                           10.65%
thereafter
Total               32                   276,025                    4,743,803                          100.00%
                ===========           ==============               ============                    =================

---------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The Financial Statements of the Acquired Properties will be included in an amendment to this Form 8-K by no later than March 30, 1997.

         (b) Pro Forma Financial Information. Pro Forma financial information will be included in an amendment to this Form 8-K by no later than March 30, 1997.

         (c) Exhibits.

             10.1     Agreement of Sale - 1120 Executive Plaza, Mount Laurel Corporate Park,
                      Executive Court and Option Parcel.
             10.2     Assumption, Modification and Release Agreement - 1120 Executive
                      Plaza.
             10.3     Assumption, Modification and Release Agreement - 1000 Howard
                      Boulevard, Mt. Laurel, New Jersey.
             10.4     Option Agreement - Lot 8, Block 1104, Mount Laurel, New Jersey.
             10.5     Sun Life Mortgage Note - 1120 Associates Limited Partnership.
             10.6     Sun Life Mortgage and Security Agreement - 1120 Associates Limited
                      Partnership.
             10.7     Sun Life Letter - 1120 Associates Limited Partnership.
             10.8     Sun Life Mortgage Note - MLCP Associates Limited Partnership.
             10.9     Sun Life Mortgage and Security Agreement - MLCP Associates Limited
                      Partnership.
             10.10    Sun Life Letter - MLCP Associates Limited Partnership.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BRANDYWINE REALTY TRUST


Date:  February 7, 1997                 By:      /s/ Gerard H. Sweeney
                                           ----------------------------------
                                        Title:   President and Chief Executive
                                                 Officer


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